Investor Presentation September 2012 Exhibit 99.1

Safe Harbor
The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events.  These statements are subject to risks, uncertainties, assumptions and other important factors.  You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including those noted in the Company’s filings with the
Securities and Exchange Commission.  CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any  forward-looking statements, whether as a result of new information, future events or otherwise.

Key Strategic Drivers
Experienced management team
Fully utilized capacity
High run time rates
Strategically located assets
Solid market fundamentals supports
future growth
•
Growth oriented partnership formed by CVR Energy, Inc. in June 2007, with IPO in April 2011
•
Manufacturing facility produces ammonia and Urea Ammonium Nitrate (UAN)
•
Facility located in Coffeyville, Kansas and produces 5% of total UAN demand in United States

Maximizing Yields

Byron R. Kelley
CEO

Years Experience: 41

Stan A. Riemann
COO

Years Experience: 37

Susan M. Ball
CFO and Treasurer

Years Experience: 27

Edmund S. Gross
SVP, General Counsel & Secretary

Years Experience: 31

Randal T. Maffett
EVP Business Development

Years Experience: 33

Christopher G. Swanberg
VP Environmental, Health & Safety

Years Experience: 31

4 Experienced Management

CVR PARTNERS LP
Maximizing Yields

- Capacity: 1,225 tons-per-day ammonia unit, 2,025 tons-per-day UAN unit (~3,000 tons-per-day UAN unit beginning in Q1 2013)
- 2011 on-stream efficiency [(1)]
  - Gasifier: 99.2%
  - Ammonia: 98.0%
  - UAN: 95.7%

WA
OR
ID
MT
ND
SD
MN
WI
WY
NE
IA
IL
CA
NV
UT
CO
KS
MO
AZ
NM
OK
AR
TX
LA
Fertilizer Plant
Corporate Headquarters
2011 Tons Sold by State
100,000+
10,000 to 100,000
Up to 10,000
Year 2011 Total Tons Sold ~ 822,000

5 Fully Utilized Capacity & High Run Rates (1) Adjusted for third-party outage.

Maximizing Yields

STRATEGICALLY LOCATED ASSETS AND LOGISTICS

WA
OR
ID
MT
ND
MN
WI
SD
WY
NE
IA
IL
NV
UT
CO
CA
KS
MO
OK
AR
AZ
NM
TX
ADDITIONAL SHIPMENTS EAST OF THE MISSISSIPPI
CORPORATE HEADQUARTERS
FERTILIZER PLANT
RAIL DISTRIBUTION
2011 TONS SOLD BY STATE
100,000 +
10,000 TO 100,000
UP TO 10,000
Year 2011 Total Tons Sold ~ 822,000

Strategically Located Assets
•
Located in corn belt
•
56% of corn planted in 2011
was within $40/UAN ton
freight rate of plant
•
$25/ton transportation
advantage to corn belt vs.
U.S. Gulf Coast
•
No intermediate transfer,
storage, barge freight or
pipeline freight charges

CVR PARTNERS LP
Maximizing Yields

World Population: 1950-2050
Billions
10
9
8
7
6
5
4
3
2
1
0
1950
1970
1990
2010
2030
2050

World Farmland Per Capita
Hectares Per Person
0.35
0.30
0.25
0.20
0.15
36.5% Decrease
1970
1980
1990
2000
2009

Annual Per Capita Consumption of Meat
Pounds (lbs)
250
200
150
100
50
0
World
Developing countries
Africa
Latin America
Asia
Industrialized countries
Transition countries
1965
1998
2030

U.S. Corn Use for Wet-Mill Products
Millions of Bushels
1,600
1,400
1,200
1,000
800
1992/93
1995/96
1998/99
2001/02
2004/05
2007/08
2010/11
Traditional consumption
Ethanol production

Source: USDA, Census Bureau, World Bank, http://data.worldbank.org/indicator/AG.LND.ARBL.HA.PC.

7 Solid Market Fundamentals Key Demand Drivers

Maximizing Yields

Global Fertilizer Consumption Over Time
(Millions of Metric Tonnes)
(Population in Millions)
200
150
100
50
0
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1972–2011 Nitrogen CAGR 2.7%
1972
1975
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008
2011
Nitrogen
Phosphate
Potash
Population (mid-year)

Note: Nutrient Tonnes; Fertilizer Years.
Source: International Fertilizer Industry Association; U.S. Bureau of the Census, International Data Base

Solid Market Fundamentals
Consistent Fertilizer Demand Growth
•
Nitrogen represents ~63%
of fertilizer consumption
(1)
•
Nitrogen based fertilizers
have most stable demand
because must be applied
annually
– Primary determinant of crop yield
(1)  Per the International Fertilizer Industry Association.

CVR PARTNERS LP

Maximizing Yields

Breakdown of U.S. Farmer Total Input Costs

Input Costs and Prices per Bushel ($)
Corn Futures Prices*
Spot: $8.23
30 Day: $7.81
12 Month: $6.81
3 Year: $5.94
Avg. % Total of Cost
Other Variable (13%)
Seed/Chemicals (18%)
Fixed Costs (47%)
Fertilizers (22%)
3.10
3.68
3.53
3.74
4.33
2007
2008
2009
2010
2011
0
1
2
3
4
5
6
7
8

*As of September 12, 2012

Source: CIQ, USDA

Note: Fixed Costs include labor, machinery, land, taxes, insurance, and other.

Solid Market Fundamentals
Farmer Profitability Supports Fertilizer Price
•
Corn consumes the largest
amount of nitrogen fertilizer
•
Farmers are expected to generate
substantial proceeds at currently
forecasted corn prices
•
Farmer incentivized to use
nitrogen at corn price much lower
than current spot
•
Nitrogen fertilizer represents
small portion of farmer’s total
input costs

CVR PARTNERS LP
Maximizing Yields

000's of Nitrogen Tons

Millions of Acres
Bushels per Acre
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012E

Solid Market Fundamentals
Supply/Demand Supports Increased Planting
-4,000
-2,000
0
2,000
4,000
6,000
8,000
10,000
12,000
16,000
2000 2004 2008 2012E 2016E 2020E
Production Imports Exports
Consumption
U.S. Nitrogen Production & Consumption
Source: Fertecon.
14,000
0
30
60
90
120
150
180
0
20
40
60
80
100
Planted Yield Yield Trendline
U.S. Corn Planted & Yields
Source: USDA.

CVR PARTNERS LP

Maximizing Yields

000's of UAN Tons

Solid Market Fundamentals
UAN Demand & U.S. Imports
Country 2007 2008 2009 2010 2011
Trinidad & Tobago 0 0 0 777 1,010
Russia 749 953 658 749 674
Canada 685 487 427 437 617
Romania 472 185 29 254 487
Egypt 176 174 0 123 117
Lithuania 514 431 69 79 489
Ukraine 344 173 0 73 30
Poland 142 123 0 0 0
Estonia 0 13 30 117 92
Netherlands 18 28 0 44 144
Bulgaria 58 58 0 33 21
Germany 55 13 69 30 153
Belarus 96 0 0 0 0
Rest of world 38 3 3 2 29
Total 3,347 2,641 1,285 2,718 3,853
U.S. Imports of UAN
(000’s of UAN Tons)
U.S. imports for UAN expected to be ~26% of total demand in 2020
Source: USDA.
U.S. World
2011
Demand
Supply
0
5,000
10,000
15,000
20,000
25,000
U.S.
World
Source: Fertecon.
2020E
UAN Demand/Supply

Maximizing Yields

✓	✓	✓
–	✓	–
✓	✓	–
✓	✓	✓
✓	✓	✓
–	–	✓

COFFEYVILLE
RESOURCES
NITROGEN FERTILIZER

12 Growth Strategies Current 12-24 Months 3-5 Years Operational efficiency Plant expansion Specialty products Distribution Mergers and acquisitions Plant development

Maximizing Yields

Nitrogen Premium, Cents Per Pound
35
30
25
20
15
10
5
0
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Note: UAN Mid Corn Belt to Ammonia Southern Plains.

UAN Expansion
Overview
–
Increase exposure to strong UAN market
dynamics
–
Expand UAN capacity by 330K tons
per year (~50%) to ~1MM tons/year
–
Upgrade 100% of ammonia to UAN
–
On-line at beginning of 2013
Total cost of $125MM-$130MM
–
$78MM spent through 06/30/12
Annualized incremental impact
–
EBITDA: ~$20MM
–
Available for distribution: ~$0.25/unit
UAN Price Premium to Ammonia

CVR PARTNERS LP

Maximizing Yields

Net Sales

Millions
Ammonia
UAN
Plant Gate Price(1) ($/ton)
$600
$500
$400
$300
$200
$100
$-
$300
$200
$100
$-
208.4
180.5
302.9
2009
2010
2011

EBITDA

Millions
$200
$150
$100
$50
$-
67.6
38.7
155.3
2009
2010
2011

EBITDA - Maint. CapEx

Millions
$150
$100
$50
$-
65.3
30.1
149.1
2009
2010
2011

Capital Expenditures

Millions
$20
$15
$10
$5
$-
13.0
10.1
19.1
2009
2010
2011
Maintenance
Growth / Expansion

1) Plant gate price per ton represents net sales less freight costs and hydrogen revenue (from hydrogen sales to CVR Energy's refinery) divided by product sales volume in tons in the reporting period. Plant gate price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

14 Financial Statistics See page 21 for a reconciliation of net income to EBITDA. See page 21 for a reconciliation of net income to EBITDA less maintenance capital.

Solid Start for 2012
YTD 6/30/12 YTD 6/30/11 Change
Sales $159.7 $138.1 15.6%
EBITDA
(1)
$78.1 $65.4 19.4%
Adjusted EBITDA
(2)
$82.1 $70.9 15.8%
Operating Income $67.5 $56.1 20.3%
Distributable Cash
Flow
(3)
$82.0 $29.7 n/a
DCF/Unit
(3)
$1.123 $0.407 n/a
$US millions, except per unit data
Expect DCF/Unit of $1.65 to $1.85 for 2012 Full Year
-- Benefit to 2013 Cash Available for Distribution of ~$0.50/Unit from UAN Expansion and No Turnaround --
(1)
See page 21 for a reconciliation of net income to EBITDA.
(2)
See page 21 for reconciliation of EBITDA to Adjusted EBITDA.
(3)
Reflects post IPO (April 13 – June 30).

Strong Financial Profile
Financial Flexibility to
Support Growth Initiatives
(US$ in millions)
Capitalization As of 6/30/12
Cash & Equivalents $196.4
Credit Facility due April 2016
Term Loan 125.0
$25 million Revolver
Total Debt $125.0
Partners' Equity 477.1
Total Capitalization $602.1
LTM EBITDA (1)
$168.0
LTM Interest Expense (1)
5.0
Key Credit Statistics
Total Debt / LTM EBITDA 0.7x
LTM EBITDA / Interest Expense 33.6x
Total Debt / Book Cap. 20.8%
Liquidity As of 6/30/12
Cash & Equivalents $196.4
$25 million Revolver 25.0
Less: Drawn Amount
Less: Letters of Credit
Total Liquidity $221.4
(1)
See page 21 for a reconciliation of LTM 06/30/12 EBITDA and interest expense .

A Bright Outlook
Strong industry fundamentals
High-quality & strategically-located
assets
Premium product focus
Attractive growth opportunities
Pay out 100% of available cash
each quarter
No IDR’s
Experienced management team

Appendix

Maximizing Yields

Refinery
Pet Coke
Water
Magic Dirt
Coke Handling, Grinding & Slurry Prep.
Pet Coke Slurry
Linde Air Separation
Nitrogen
Oxygen
Recycle Impurities
PSA Compressor
Hydrogen
Raw Hydrogen
Gasification
Syngas
Selexol Unit
CO2
Hydrogen Sulfide (H2S) To Sales
Chaparral
TKI SRU
Oxygen
CO2 Purification Unit
Pure CO2
Ammonia Synthesis
Cold Ammonia NH3
Ammonia Tanks
Ammonia To Sales
Warm Ammonia NH3
Urea Plant
Urea Solution
Excess Ammonia
UAN Production
UAN 32% To Sales
Nitric Acid (57%)
Nitric Acid Plant

19 Fertilizer Plant Schematic

Non-GAAP Financial Measures
To supplement the actual results in accordance with U.S. generally accepted accounting principles
(GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below,  which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods.  The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i)
together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

Non-GAAP Reconciliation
EBITDA: Represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization.
EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company.
See below for reconciliation of net income to EBITDA, EBITDA to
Adjusted  EBITDA, & EBITDA less maintenance capital
See below for reconciliation of net income to EBITDA &
EBITDA to Adjusted EBITDA
Adjusted EBITDA:  Represents EBITDA adjusted for the impact of share-based compensation, and, where applicable, major scheduled turnaround expense and loss on disposition of assets. We present Adjusted EBITDA because it is a key measure used in material covenants in our credit facility. Adjusted
EBITDA is not a recognized term under GAAP and should not be substituted for net income as a measure of our liquidity. Management believes that
Adjusted EBITDA enables investors and analysts to better understand our liquidity and our compliance with the covenants contained in our credit facility.
See below for reconciliation of LTM 06/30/12 EBITDA & Interest Expense
(in $US millions)
For the Fiscal Years
2009 2010 2011
Net income 57.9 $     33.3 $     132.4 $
Interest expense - - 4.0
Interest (income) (9.0) (13.1) -
Depreciation and amortization 18.7 18.5 18.9
Income tax expense - - -
EBITDA $     67.6 $
Loss on disposition of assets - 1.4 -
Turnaround - 3.5 -
Share-based compensation 3.2 9.0 7.3
Adjusted EBITDA 70.8 $     52.6 $     162.6 $
EBITDA 67.6 $     38.7 $     155.3 $
Maintenance capital 2.3 8.6 6.2
EBITDA less maintenance capital 65.3 $     30.1 $     149.1 $
155.3
(in $US millions)
Interest
EBITDA Expense
6 months ended 6/30/12 78.1 $      2.2 $
12 months ended 12/31/11 155.3 4.0
Less: 6 months ended 6/30/11 65.4 1.2
LTM 06/30/12 168.0 $   5.0 $
$     38.7
(in $US millions)
2011 2012
Net income 54.9 $    65.3 $
Interest expense, net 1.2 2.2
Interest (income) - (0.1)
Depreciation and amortization 9.3 10.6
Income tax expense - 0.1
EBITDA 65.4 $    $    78.1
Share-based compensation 5.5 4.0
Adjusted EBITDA 70.9 $    82.1 $
Six Months Ended
June 30,